                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4049

                              SCUDDER INCOME TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder GNMA Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder GNMA Fund - Class AARP	3.01%	6.94%	5.66%	5.79%
Scudder GNMA Fund - Class S(a)	3.01%	6.93%	5.67%	5.80%
Lehman Brothers GNMA Index+	3.25%	7.46%	6.47%	6.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/03	$ 15.26	$ 15.26
9/30/02	$ 15.44	$ 15.44
Distribution Information: Twelve Months: Income Dividends	$ .64	$ .64
September Income Dividend	$ .0450	$ .0450
SEC 30-day Yield*	1.50%	1.49%
Current Annualized Distribution Rate*	3.54%	3.54%

* Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class AARP Lipper Rankings - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	16	of	66	24
3-Year	22	of	54	39
5-Year	19	of	46	41
10-Year	20	of	25	77

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder GNMA Fund - Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended September 30

Comparative Results
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,301	$12,229	$13,168	$17,560
	Average annual total return	3.01%	6.94%	5.66%	5.79%
Class S(a)	Growth of $10,000	$10,301	$12,228	$13,177	$17,572
	Average annual total return	3.01%	6.93%	5.67%	5.80%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,325	$12,408	$13,683	$19,511
	Average annual total return	3.25%	7.46%	6.47%	6.91%

The growth of $10,000 is cumulative.

Notes to Performance Summary

a Returns shown for Class S shares for the periods prior to their inception on July 17, 2000 are derived from the historical performance of Class AARP shares of the Scudder GNMA Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder GNMA Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder GNMA Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sean P. McCaffrey

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002.

• Portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates.

• Heads the Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

• MBA, Yale University.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• 18 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio manager and Head of the Rates Sector Specialty Fixed Income Team: New York.

During the period, William Chepolis and Sean McCaffrey assumed co-management responsibility for Scudder GNMA Fund. Prior to that date, both were part of the fund's management team, which had been led by Scott Dolan. In the following interview, Mr. McCaffrey and Mr. Chepolis discuss market conditions and the fund's investment strategy during the12-month period ended September 30, 2003.

Q: How would you describe the fixed-income environment of the past 12 months?

A: Uncertainties associated with the war in Iraq, combined with conflicting economic signals, weighed on the bond markets during this period. From the beginning to the end of the period rates on two-year Treasuries declined 0.23% while rates on five-year Treasuries rose roughly 0.27%. This doesn't tell the complete story, though, as rates moved dramatically in both directions during this period with changes in investor expectations for the economy. Early in the year, we had disappointing reports from manufacturers and consumers which underscored a gloomy employment picture. Lately, however, we have seen some encouraging signs from manufacturers, who have reported small increases in production and plans to hire later in the year, and consumers, who have expressed increased levels of confidence. Two bright spots in the economy have been the subdued level of inflation and the strength in the housing market. These factors have been a positive for high-quality fixed-income assets such as Government National Mortgage Association (GNMA), government agencies, and Treasury securities.

Q: How did the mortgage market perform during this period?

A: Mortgage rates declined from 6.0% at the beginning of the period to 5.2% in June, at which point over 90% of the outstanding mortgage holders had an incentive to refinance. Though they have risen from June's low, rates on mortgages are near historical lows. The Federal Reserve Board reduced interest rates twice during the period. On November 6, it reduced the federal funds rate target by half a percentage point to 1.25%. Then on June 25, it cut the target by another quarter point, to 1.0%. During this period, the mortgage market performed well, despite the heavy supply and record refinancing. Offering higher yields than US Treasury issues, and with only negligible added credit risk, demand for these securities remained strong.

Q: How did the fund perform in this environment?

A: The fund's Class S shares' total return of 3.01% was below that of its benchmark, the Lehman Brothers GNMA Index1, which returned 3.25%. (Please see pages 3 through 5 for performance of other share classes.) However, the fund outperformed the 2.62% return of its average peer in the Lipper GNMA Funds category.2 As is often the case, the low-interest-rate environment led to a continuation of mortgage refinancing by home owners. These "prepayments," as they are known, meant mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. The rate of prepayments did slow somewhat toward the end of the period when mortgage rates increased. Changing expectations for prepayments led to changes in the fund's duration or sensitivity. For most of the period, the high rate of refinancings was reflected in the low duration, or sensitivity to changes in interest rates, of GNMA portfolios.3 At the end of the period, the fund's duration stood at 2.11 years, compared with 2.14 years for the Lehman Brothers GNMA Index.

1 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.
3 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 1-percentage-point change in market interest rate levels. A duration of 5 means that if interest rates fall 1-percentage-point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a 1-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: Will you explain how you manage the fund?

A: We strive to provide relatively high current income and stability of principal. Initially, we focus on the fund's allocation between GNMAs and Treasury securities - both of which are backed by the full faith and credit of the US government. For the allocation to mortgage-backed securities, we do an extensive analysis of prepayment expectations of individual GNMAs, searching for value in both older, seasoned bonds, as well as in bonds backed by newly created mortgages. We believe that this approach diminishes our prepayment risk. The older, higher- yielding GNMAs have already gone through a number of refinancing cycles, and thus, we expect them to exhibit reduced prepayment sensitivity. The bonds backed by newly created mortgages tend to exhibit low prepayments for their first few months in existence. Because we do not believe we can consistently and profitably predict the direction of interest rates, we do not try to choose securities based on their maturity dates. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value for the fund. We currently have a fairly high allocation - almost 95% of assets - to GNMA securities, reflecting our belief that GNMAs continue to offer attractive yields relative to Treasury securities.

Q: The fund's dividend was reduced during the past 12 months. How would you explain the reasons for this?

A: The fund's dividend yield is, in part, a reflection of the general trend in interest rates. For the past few years interest rates have been declining, which means that the rates paid by newer securities in the portfolio are not as high as the rates on securities they are replacing. This is particularly true at times like this, when many home owners refinance mortgages to take advantage of lower interest rates. When this happens, higher-yielding securities are removed from the portfolio. We should point out, however, that lower interest rates have an impact on all fixed-income investments, not just GNMA funds. The fund's yield continues to be strong relative to Treasury securities of comparable maturity and to money market funds.

Q: Do you think the refinancing boom is coming to an end?

A: The boom is quieter, but we think we have a ways to go on refinancing. It is still economically attractive for a very large portion of mortgage holders to refinance, over 60% currently, but many of them have not yet done so. Typically we see increases in refinancing as interest rates make new lows, followed by fewer prepayments as rates increase. We saw interest rates move lower in the spring followed by an increase in prepayments over the next few months. Just before the end of the third quarter, we saw a fairly dramatic decrease in prepayments after mortgage rates increased. Given these fluctuations, we believe our emphasis on selecting mortgage securities with more favorable prepayment characteristics should help the portfolio.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal on the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, GNMA funds tend to perform best in environments in which interest rates are not changing dramatically.

Q: What are your performance goals for the fund?

A: We will seek to maintain this level of performance in three ways: First, as mentioned before, we will avoid making interest rate "bets" and seek to keep the fund's duration close to that of its benchmark. Second, our goal will be to be disciplined about not taking oversize positions in any one security or type of security, no matter how attractive those securities may be. And third, we will look to build a portfolio with securities we believe have the greatest potential as we transition to a higher interest rate environment. We believe these steps will help us manage the fund's overall risk while, on a long-term basis, we seek returns that are above the fund's benchmark. We believe that our investment discipline has the potential to help us achieve that goal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Sector Diversification	9/30/03	9/30/02

Government National Mortgage Association	95%	93%
US Treasury Obligations	3%	2%
Cash Equivalents, net	2%	5%
	100%	100%

GNMA Coupons*	9/30/03	9/30/02

4.5%-6.0%	47%	12%
6.5%-7.0%	41%	66%
7.5%-8.0%	11%	21%
Greater than 8.0%	1%	1%
	100%	100%

* Exclude Cash Equivalents and US Treasury Obligations
Effective Maturity	9/30/03	9/30/02

Less than 5 years	66%	97%
5-8 years	29%	-
Greater than 8 years	5%	3%
	100%	100%

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Principal Amount ($)	Value ($)

Government National Mortgage Association 95.0%
Government National Mortgage Association:
4.5% with various maturities from 1/15/2017 until 8/15/2018	66,673,319	67,725,785
5.0% with various maturities from 11/15/2017 until 10/20/2033 (c)	246,393,520	249,451,529
5.5% with various maturities from 12/15/2031 until 9/15/2033 (d)	677,973,489	695,087,262
6.0% with various maturities from 4/15/2016 until 9/15/2033 (c) (d)	772,434,534	801,967,027
6.5% with various maturities from 12/15/2007 until 9/15/2033 (c)	875,966,359	920,201,240
7.0% with various maturities from 4/15/2008 until 11/15/2032 (c)	604,623,826	642,284,140
7.5% with various maturities from 12/15/2006 until 1/15/2033	287,024,483	307,286,392
8.0% with various maturities from 4/15/2008 until 9/15/2032	104,758,579	113,182,321
8.5% with various maturities from 11/15/2005 until 2/15/2031	4,588,442	5,000,389
9.0% with various maturities from 5/15/2009 until 9/15/2030	7,418,597	8,148,468
10.5% with various maturities from 10/20/2016 until 1/20/2021	1,928,776	2,189,701
11.5% with various maturities from 10/15/2010 until 2/15/2016	387,055	441,442
12.0% with various maturities from 12/15/2012 until 7/15/2015	1,071,819	1,238,944
12.5% with various maturities from 5/15/2010 until 8/15/2015	866,878	1,004,157
13.0% with various maturities from 3/15/2011 until 7/15/2015	150,680	176,334
13.5% with various maturities from 11/15/2012 until 10/15/2014	152,963	180,291
14.0% with various maturities from 7/15/2011 until 12/15/2014	72,820	85,999
14.5%, 10/15/2014	53,717	64,287
15.0% with various maturities from 7/15/2011 until 10/15/2012	39,495	46,978
16.0%, 2/15/2012	29,109	34,969
Total Government National Mortgage Association (Cost $3,768,862,887)		3,815,797,655

US Treasury Obligations 2.5%
US Treasury Note:
3.125%, 9/15/2008	24,310,000	24,648,055
4.0%, 11/15/2012 (e)	16,660,000	16,857,838
4.25%, 8/15/2013	56,190,000	57,601,324
Total US Treasury Obligations (Cost $97,274,355)		99,107,217

	Shares	Value ($)

Cash Equivalents 26.9%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $1,080,246,928)	1,080,246,928	1,080,246,928

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,946,384,170) (a)	124.4	4,995,151,800
Other Assets and Liabilities, Net	(24.4)	(978,559,554)
Net Assets	100.0	4,016,592,246

(a) The cost for federal income tax purposes was $4,939,531,878. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $55,619,922. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,718,346 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,098,424.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.
(d) Mortgage dollar rolls included.
(e) At September 30, 2003, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2003, open futures contracts sold were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 year US Treasury Notes	12/19/2003	54	5,902,551	6,127,313	(224,762)
10 year US Treasury Notes	12/31/2003	75	8,188,984	8,596,875	(407,891)
Total unrealized depreciation on open futures contracts					(632,653)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $3,866,137,242)	$ 3,914,904,872
Investment in Scudder Cash Management QP Trust (cost $1,080,246,928)	1,080,246,928
Total investments in securities, at value (cost $4,946,384,170)	4,995,151,800
Cash	21,048,087
Receivable for investments sold	615,624,751
Interest receivable	20,240,207
Receivable for Fund shares sold	628,013
Other assets	12,432
Total assets	5,652,705,290
Liabilities
Payable for investments purchased	481,886,193
Payable for when-issued and forward delivery securities	267,721,287
Payable for investments purchased - mortgage dollar rolls	877,896,267
Deferred mortgage dollar roll income	2,198,516
Payable for Fund shares redeemed	3,383,948
Payable for daily variation margin on open futures contracts	761,787
Accrued management fee	1,296,505
Other accrued expenses and payables	968,541
Total liabilities	1,636,113,044
Net assets, at value	$ 4,016,592,246
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	48,767,630
Futures	(632,653)
Accumulated net realized gain (loss)	(137,688,730)
Paid-in capital	4,106,145,999
Net assets, at value	$ 4,016,592,246

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,648,635,602 / 239,119,737 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.26
Class S Net Asset Value, offering and redemption price per share ($367,956,644 / 24,119,757 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Interest	$ 121,130,034
Interest - Scudder Cash Management QP Trust	16,184,348
Mortgage dollar roll income	27,536,135
Total Income	164,850,517
Expenses: Management fee	17,225,177
Administrative fee	12,918,917
Trustees' fees and expenses	101,810
Other	82,725
Total expenses, before expense reductions	30,328,629
Expense reductions	(13,300)
Total expenses, after expense reductions	30,315,329
Net investment income	134,535,188
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	34,796,083
Futures	1,180,736
35,976,819
Net unrealized appreciation (depreciation) during the period on: Investments	(44,714,883)
Futures	(632,653)
(45,347,536)
Net gain (loss) on investment transactions	(9,370,717)
Net increase (decrease) in net assets resulting from operations	$ 125,164,471

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended September 30, 2003
Cash flows from operating activities
Investment income received	$ 141,057,458
Mortgage dollar roll income received	29,734,651
Payment of operating expenses	(30,583,812)
Proceeds from sale and maturities of investments	21,696,427,732
Purchases of investments	(21,179,405,728)
Net (purchases) sales of short-term investments	(673,845,450)
Net receipt (payment) for daily variation margin on futures contracts	1,309,870
Cash provided (used) by operating activities	$ (15,305,279)
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ 583,872,565
Distributions paid (net of reinvestment of distributions)	(62,377,309)
Proceeds from shares sold	284,627,833
Cost of shares redeemed	(769,769,723)
Cash provided (used) by financing activities	36,353,366
Increase (decrease) in cash	21,048,087
Cash at beginning of period	-
Cash at end of period	$ 21,048,087
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 125,164,471
Net (increase) decrease in cost of investments	(404,674,324)
Net (increase) decrease in unrealized appreciation/depreciation on investments	44,714,883
(Increase) decrease in receivable for investments sold	196,862,349
(Increase) decrease in interest receivable	3,743,076
(Increase) decrease in other assets	(12,432)
Increase (decrease) in payable for investments purchased	18,403,394
Increase (decrease) in payable for daily variation margin on open futures contracts	761,787
Increase (decrease) in accrued expenses and payables	(268,483)
Cash provided (used) by operating activities	$ (15,305,279)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income	$ 134,535,188	$ 204,394,889
Net realized gain (loss) on investment transactions	35,976,819	86,035,825
Net unrealized appreciation (depreciation) on investment transactions during the period	(45,347,536)	(18,940,026)
Net increase (decrease) in net assets resulting from operations	125,164,471	271,490,688
Distributions to shareholders from: Net investment income: Class AARP	(160,756,819)	(212,174,285)
Class S	(17,414,058)	(23,007,267)
Fund share transactions: Proceeds from shares sold	282,422,274	567,041,749
Reinvestment of distributions	115,793,568	148,484,253
Cost of shares redeemed	(770,184,736)	(583,667,218)
Net increase (decrease) in net assets from Fund share transactions	(371,968,894)	131,858,784
Increase (decrease) in net assets	(424,975,300)	168,167,920
Net assets at beginning of period	4,441,567,546	4,273,399,626
Net assets at end of period	$ 4,016,592,246	$ 4,441,567,546

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 15.44	$ 15.32	$ 14.60	$ 14.61	$ 15.40
Income (loss) from investment operations: Net investment income	.48[b]	.72[b]	.91[b]	.94	.94
Net realized and unrealized gain (loss) on investment transactions	(.02)	.23	.72	(.01)	(.79)
Total from investment operations	.46	.95	1.63	.93	.15
Less distributions from: Net investment income	(.64)	(.83)	(.91)	(.94)	(.94)
Net asset value, end of period	$ 15.26	$ 15.44	$ 15.32	$ 14.60	$ 14.61
Total Return (%)	3.01	6.47	11.50	6.62	.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,649	3,987	3,875	3,703	4,216
Ratio of expenses before expense reductions (%)	.70	.70	.71	.74[c]	.65
Ratio of expenses after expense reductions (%)	.70	.70	.71	.73[c]	.65
Ratio of net investment income (%)	3.13	4.76	6.06	6.52	6.25
Portfolio turnover rate (%)[d]	281	351	203	264	245
[a] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .73% and .73%, respectively.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 499%, 384%, 231%, 337% and 258% for the periods ended September 30, 2003, 2002, 2001, 2000 and 1999, respectively.

Class S
Years Ended September 30,	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.44	$ 15.32	$ 14.61	$ 14.45
Income (loss) from investment operations: Net investment income	.48[c]	.72[c]	.91[c]	.19
Net realized and unrealized gain (loss) on investment transactions	(.02)	.23	.72	.16
Total from investment operations	.46	.95	1.63	.35
Less distributions from: Net investment income	(.64)	(.83)	(.92)	(.19)
Net asset value, end of period	$ 15.26	$ 15.44	$ 15.32	$ 14.61
Total Return (%)	3.01	6.47	11.49	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	368	455	399	306
Ratio of expenses (%)	.70	.70	.72	.68d*
Ratio of net investment income (%)	3.13	4.76	6.05	6.64*
Portfolio turnover rate (%)[e]	281	351	203	264
[a] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 499%, 384%, 231% and 337% for the periods ended September 30, 2003, 2002, 2001 and 2000, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $109,247,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($9,280,000) and September 30, 2008 ($99,967,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $29,056,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2004.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (109,247,000)
Unrealized appreciation (depreciation) on investments	$ 55,619,922

In addition, during the years ended September 30, 2003 and September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended September 30,
	2003	2002
Distributions from ordinary income*	$ 178,170,877	$ 235,181,552

* For tax purposes short-term capital gains distributions are considered ordinary income distributuions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $11,414,380,421 and $11,835,936,868, respectively. Purchases and sales of US Treasury obligations aggregated $519,060,153 and $370,049,296, respectively. Purchases and sales of mortgage dollar rolls aggregated $9,263,795,114 and $9,293,579,219, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% of average daily net assets of each class computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2003
Class AARP	$ 11,662,861	$ 877,003
Class S	1,256,056	89,811
	$ 12,918,917	$ 966,814

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. During the year ended September 30, 2003, purchases and sales of the QP Trust aggregated $4,688,617,689 and $4,014,772,239, respectively.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $13,300 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	14,076,357	$ 216,820,064	26,224,719	$ 399,844,068
Class S	4,256,674	65,602,210	10,948,493	167,197,681
		$ 282,422,274		$ 567,041,749
Shares issued to shareholders in reinvestment of distributions
Class AARP	6,612,671	$ 101,357,988	8,529,730	$ 129,415,929
Class S	941,670	14,435,580	1,256,765	19,068,324
		$ 115,793,568		$ 148,484,253
Shares redeemed
Class AARP	(39,702,859)	$ (608,356,274)	(29,565,503)	$ (449,880,054)
Class S	(10,547,182)	(161,828,462)	(8,765,183)	(133,787,164)
		$ (770,184,736)		$ (583,667,218)
Net increase (decrease)
Class AARP	(19,013,831)	$ (290,178,222)	5,188,946	$ 79,379,943
Class S	(5,348,838)	(81,790,672)	3,440,075	52,478,841
		$ (371,968,894)		$ 131,858,784

Report of Independent Auditors

To the Trustees of Scudder Income Trust and the Shareholders of Scudder GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder GNMA Fund (the "Fund") at September 30, 2003, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2003	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AGNMX	SGINX
Fund Number	193	393

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder GNMA Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder GNMA Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder GNMA Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------